                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of
[X]  Definitive Proxy Statement                      the Commission Only (as
[ ]  Definitive Additional Materials                 permitted by Rule
[ ]  Soliciting Material Pursuant to Rule 14a-12     14a-6(e)(2))
                            ------------------------
                                 N'TANDEM TRUST
                (Name of Registrant as Specified in its Charter)
                            ------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
     [ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement no.:
     (3)  Filing Party:
     (4)  Date Filed:

                         ------------------------------
                                N'TANDEM TRUST
                         ------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 15, 2000
                         ------------------------------
     Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of N'Tandem Trust, a California business trust (the "Trust"), will be held at 10:00 a.m., Denver time, on June 15, 2000, at 6160 South Syracuse Way, Greenwood Village, Colorado 80111 for the following purposes:

     1. To elect three Trustees to serve on the Trust's Board of Trustees until the 2001 Annual Meeting of Shareholders;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for 2000; and

     3. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The close of business on April 14, 2000 has been fixed by the Trust's Board of Trustees as the record date for the determination of the holders of the Trust's Common Shares or Preferred Shares (the "Shareholders") entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

     We hope all Shareholders who can do so will attend the Annual Meeting in person. Whether or not you plan to attend, we urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope provided for that purpose. By returning your proxy promptly you can help the Trust avoid the expense of follow-up mailings to ensure the presence of a quorum at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED MATTERS.

                                    By Order of the Board of Trustees,

                                    /s/ Gary P. McDaniel

                                    Gary P. McDaniel
                                    Chairman of the Board of Trustees



Greenwood Village, Colorado
April 30, 2000

                                N'TANDEM TRUST

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 15, 2000

     This Proxy Statement is being furnished to the holders (the "Shareholders") of (i) common shares of beneficial interest, $.01 per share (the "Common Shares"), and (ii) preferred shares of beneficial interest, $.01 per share (the "Preferred Shares" and, together with the Common Shares, the "Shares"), of N'Tandem Trust, a California business trust (the "Trust"), in connection with the solicitation of proxies by, and on behalf of, the Trustees of the Trust for use at the Trust's 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6160 South Syracuse Way, Greenwood Village, Colorado 80111, on June 15, 2000, at 10:00 a.m., Denver time, or at any postponements or adjournments thereof.

     Shareholders are requested to complete, date and sign the enclosed proxy card (the "Proxy") and return it in the postage-prepaid envelope provided.

     Valid Proxies will be voted as specified thereon at the Annual Meeting.
Any Shareholder giving a Proxy in the accompanying form retains the power to revoke such Proxy at any time prior to its exercise by delivering to the Trust a written notice of revocation or a duly executed Proxy bearing a later date or upon request if the Shareholder attends the Annual Meeting and chooses to vote in person. Any notice of revocation sent to the Trust must include the Shareholder's name and must be received prior to the Annual Meeting to be effective. If a Proxy is properly signed, returned without specifying any instructions and not revoked prior to the Annual Meeting, the Shares represented by such Proxy will be voted FOR the election of the three nominees to serve as Trustees until the 2001 Annual Meeting of Shareholders and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for 2000.

     This Proxy Statement, the Notice of Annual Meeting of Shareholders and the Proxy are first being sent to Shareholders on or about April 30, 2000.

                                 ANNUAL REPORT

     This Proxy Statement is accompanied by the Trust's Annual Report on Form 10-KSB for the year ended December 31, 1999, including financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent auditors, and their report thereon, dated March 23, 2000.

                       VOTING SECURITIES AND RECORD DATE

     Shareholders will be entitled to one vote for each Common Share and Preferred Share held of record at the close of business on April 14, 2000 (the "Record Date") with respect to the election of the three nominees to serve as Trustees on the Trust's Board of Trustees, the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors and any other proposal for shareholder action as may properly come before the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting for the purposes of determining whether a quorum is present at the Annual Meeting and each is tabulated separately. Shares represented by valid Proxies which abstain with respect to any matter will not be counted as affirmative votes in determining whether the requisite vote of the Shares were cast in favor of that matter.

     The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes: (i) for the election of each of the three nominees to serve as Trustees, a plurality of the Common Shares and the Preferred Shares, voting together as a single class, present or represented by Proxy at the Annual Meeting and (ii) for the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for the calendar year ending December 31, 2000, a majority of the Common Shares and Preferred Shares, voting together as a single class, present or represented by Proxy at the Annual Meeting.

     As of the Record Date, the Trust had issued and outstanding 109,308 Common Shares and 98,073 Preferred Shares.

                   PROPOSAL 1 -- ANNUAL ELECTION OF TRUSTEES

     The Board of Trustees of the Trust currently consists of three Trustees:
Gary P. McDaniel, Kenneth G. Pinder and Richard B. Ray. All Trustees of the Trust are elected for a one-year term and continue in office until their successors are elected and qualified.

     Messrs. McDaniel, Pinder and Ray have been nominated by the Board of Trustees for re-election as Trustees by the Shareholders at the Annual Meeting to serve until the 2001 Annual Meeting of Shareholders and until their respective successors are duly elected or appointed. It is intended that the Shares represented by properly executed Proxies will be voted by the Proxy holders FOR the re-election of the three nominees listed below, unless authority to so vote is withheld. If the candidacy of any of such nominees should, for any reason, be withdrawn, the Proxy holders will vote in favor of the remaining nominees and for such substituted nominees (if any) as shall be designated by the Proxy holders. The Board of Trustees has no reason to believe that any of such nominees will be unable or unwilling to serve as a Trustee if re-elected.

     The following information is furnished regarding the three nominees standing for re-election as Trustees.

     Gary P. McDaniel, age 54, became a Trustee of the Trust in September of 1997. He has been Chief Executive Officer and a Director of Chateau Communities Inc., one of the largest owners/managers of manufactured home communities in the United States ("Chateau"), since February 1997. Mr. McDaniel was Chairman of the Board, President and Chief Executive Officer of ROC Communities, Inc. ("ROC") at the time of its merger with Chateau in February 1997. He had been a principal of ROC and its predecessors since 1979, and has been active in the manufactured home industry since 1972. Mr. McDaniel has been active in several state and national manufactured home associations, including associations in Florida and Colorado. In 1996, he was named "Industry Person of the Year" by the National Manufactured Housing Industry Association. Mr. McDaniel is on the Board of Directors of the Manufactured Housing Institute. He is a graduate of the University of Wyoming and served as a Captain in the United States Air Force.

     Kenneth G. Pinder, age 63, became a Trustee of the Trust in September of 1997. Mr. Pinder entered the manufactured housing business in 1970 managing a manufactured housing site rental community and formed American Living Homes Inc., a manufactured housing dealership, in 1974. He continues to be the owner and president of this corporation. He is also sole owner of Able Mobile Housing Inc., a temporary housing company for fire loss victims, and has developed manufactured home sites and purchased and sold numerous communities over the past twenty years. Mr. Pinder has been a member of the Michigan Manufactured Housing Association for over 35 years. In 1992, he was elected to the Michigan Manufactured Housing Board of Directors and serves on its Executive Committee.

     Richard B. Ray, age 59, became a Trustee of the Trust in September of 1997. Since 1995, he has been Co-Chairman of the Board and Chief Financial Officer of 21st Century Mortgage Corporation (a lender to the manufactured home industry) and a Director of the following companies: BankFirst, Radio Systems Corporation and Knox Housing Partnership (a not-for-profit developer of low income housing in Knox County, Tennessee). Previously, Mr. Ray was Executive Vice President, Chief Financial Officer, and Director of Clayton Homes Inc. (a vertically integrated manufactured housing company) from 1982 to 1994 and a Director of Palm Harbor Homes, Inc. (a national producer of manufactured homes) from 1994 to 1995.

     The Board of Trustees recommends a vote FOR the re-election of Messrs. McDaniel, Pinder and Ray as Trustees of the Trust.

     Vacancies occurring on the Board of Trustees for any reason shall be filled at any regular meeting or any special meeting called for that purpose by a majority of the remaining Trustees. Any individual so elected as Trustee shall hold office until the next Annual Meeting of Shareholders.

     There is no familial relationship among any of the Trustees on the Trust's Board of Trustees.

              PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Trustees has appointed PricewaterhouseCoopers LLP as the independent auditors to audit the financial statements of the Trust for the 2000 calendar year. PricewaterhouseCoopers LLP served as the Trust's independent auditors for the year ended December 31, 1999. In the event that the ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the Shares, the Board of Trustees will review its future selection of auditors.

     A representative of PricewaterhouseCoopers LLP is expected to be in attendance at the Annual Meeting and will have an opportunity to make a statement and to respond to questions.

     The Board of Trustees recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for 2000.

                     BOARD OF TRUSTEES, COMMITTEE MEETINGS
                          AND COMPENSATION OF TRUSTEES

Board of Trustees

     The business and affairs of the Trust are managed under the direction of the Board of Trustees. Members of the Board of Trustees keep informed of the Trust's business and activities by reports and proposals sent to them in advance of each Board meeting and reports made to them during these meetings by Gary P. McDaniel, the Chairman of the Board of Trustees. Representatives of The Windsor Corporation, the Trust's external advisor (the "Advisor"), and the property manager are available at Board meetings or other times to answer questions and discuss issues.

     During the fiscal year ended December 31, 1999, the Board of Trustees held two meetings and had 5 actions approved by unanimous written consent. Each of the Trustees attended all board meetings and assigned committee meetings held in 1999.

Committees of the Board of Trustees

     The Board of Trustees has two standing committees: the Audit Committee and the Compensation Committee. The Trust does not have a standing nominating committee; the usual functions of such committee are performed by the Board of Trustees. The Trustees on the Audit Committee and the Compensation Committee, as well as a majority of the Trustees on the Board of Trustees, must be Independent Trustees. An Independent Trustee is defined in the Trust's Amended and Restated Declaration of Trust as a Trustee who is not affiliated, directly or indirectly, with an advisor of the Trust, whether by ownership of, ownership in, employment by, any material business or professional relationship with, such advisor, or an affiliate of such advisor, or by virtue of serving as an officer or director of such advisor or an affiliate of such advisor. Kenneth G. Pinder and Richard B. Ray are the Trust's Independent Trustees.

     Audit Committee. Messrs. Pinder and Ray are members of the Audit Committee. This committee recommends to the Board of Trustees the engagement of independent accountants, reviews with the accountants the audit plan, non-audit services and related fees, reviews the Trust's internal financial controls and auditing, reviews annual financial statements before issuance and makes appropriate reports and recommendations to the Board of Trustees. This committee met one time in 1999.

     Compensation Committee. Messrs. Pinder and Ray are members of the Compensation Committee. This committee administers and determines the terms of any awards under the 1998 Equity Compensation Plan and, in the future, may determine the salary and compensation of the Trust's officers. This committee met one time in 1999.

Compensation of Trustees

     The Trust paid Kenneth G. Pinder and Richard B. Ray, the Independent Trustees, $7,500 each in 1999 for services rendered as Trustees of the Trust. The Trust did not pay compensation to Gary P. McDaniel, Chairman of the Board of Trustees, who is not an Independent Trustee. The Trust, however, paid compensation to affiliates of Mr. McDaniel in 1999 as described below under "Board of Trustees, Committee Meetings and Compensation of Trustees -- Advisory Contract."

     Pursuant to the provisions of the Trust's By-laws, the Trustees are eligible to participate in any equity compensation plan of the Trust now existing, or adopted in the future, and to receive grants of options, shares and other rights under any such plan to the extent that any such plan specifies that the Trustees are so eligible to participate and to receive such grants. In 1999, Messrs. Pinder and Ray were each granted options to purchase 1,000 Common
Shares under the 1998 Equity Compensation Plan.   Trustees may also be
reimbursed for expenses of attendance at each annual, regular or special meeting of the Trustees or of any committee thereof and for their expenses in connection with each property visit and any other service or activity performed or engaged in as Trustees.

Advisory Contract

     Pursuant to an Advisory Contract between the Trust and the Advisor, the Advisor performs advisory services for the Trust, including managing the Trust's day-to-day affairs and serving as financial and investment advisor in connection with policy decisions made by the Trust's Trustees. The Advisor is a wholly-owned subsidiary of Chateau. Gary P. McDaniel, Chairman of the Board of Trustees of the Trust, is the Chief Executive Officer and Chairman of the Board of Directors of Chateau.

     The current Advisory Contract with the Advisor has a one-year term ending April 10, 2001, and is renewable for successive one-year periods subject to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Advisory Contract may be terminated without cause by either the Board of Trustees or the Advisor upon 60 days' notice.

     For the year ended December 31, 1999, the Trust paid the Advisor the following advisory fees and expense reimbursements:

     Advisory Fees. Under the terms of the Advisory Contract, the Advisor earned advisory fees from the Trust in the amount of $346,700 in 1999. In addition to advisory fees earned in 1999, the Trust also paid the Advisor $558,250, which included accrued interest equal to prime rate plus one percent, for deferred advisory fees earned by the Advisor in previous years. As of December 31, 1999, the Trust owed the Advisor $45,700 for services rendered under the Advisory Contract.

     Expense Reimbursements - Operational Costs. The Advisor and its affiliates were paid $14,100 in 1999 in expense reimbursements for operational and administrative costs incurred by the Advisor on behalf of the Trust.

                            EXECUTIVE COMPENSATION

     During the year ended December 31, 1999, the Trust did not have any executive officers or other employees and, therefore, did not pay any compensation to such persons in 1999.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Chateau and/or its predecessor have been providing property management services to the Trust since 1992. For this service, Chateau is paid a property management fee, which is based on a percentage of actual gross receipts of the properties. The total management fees paid to Chateau were $193,900 and $80,000 for the years ended December 31, 1999 and 1998, respectively. In addition, certain direct expenses are paid by Chateau on behalf of the Trust and then reimbursed by the Trust. These amounts were $461,400 and $203,300 for the years ended December 31, 1999 and 1998, respectively.

     Chateau guarantees the Trust's $20 million unsecured line of credit with US Bank. Chateau received an origination fee of $150,000 and receives a monthly guarantee fee equal to 25 basis points of the outstanding loan balance. In 1999, the Trust paid Chateau a guarantee fee of $3,100.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trustees of the Trust and beneficial owners of more than 10% of the outstanding Common Shares ("10% Shareholders") to file with the Securities and Exchange Commission initial reports of ownership and reports in changes in ownership of Common Shares and other equity securities of the Trust. Trustees and 10% Shareholders are required by the regulations of the Securities and Exchange Commission to furnish the Trust with copies of all Section 16(a) forms and amendments thereto filed during any given year.

     Based on review of the copies of such reports and amendments thereto furnished to the Trust and representations from the Trustees and 10% Shareholders that no other reports were required to be filed, the Trust believes that for the year ended December 31, 1999 that the Trustees and 10% Shareholders complied with all Section 16(a) filing requirements applicable to them.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 30, 2000 regarding the beneficial ownership of the Common Shares and Preferred Shares with respect to (i) each person or entity that is a beneficial owner of 5% or more of the Trust's outstanding Common Shares and/or Preferred Shares, (ii) the Trust's Trustees, (iii) all Trustees of the Trust as a group and (iv) the Advisor. During the year ended December 31, 1999, the Trust did not have any executive officers or other employees.

              Name and Address                      Amount and Nature of
             of Beneficial Owner                 Beneficial Shares Owned(1)       Percentage of Class
             -------------------                 --------------------------       -------------------
        Chateau Communities, Inc.
        6160 South Syracuse Way                       20,323 Shares (2)                  19.0%
        Greenwood Village, CO  80111

        The Windsor Corporation
        6160 South Syracuse Way                        1,184 Shares                        *
        Greenwood Village, CO  80111

        Gary P. McDaniel
        6160 South Syracuse Way                             ___                           ___
        Greenwood Village, CO  80111

        Kenneth G. Pinder
        6160 South Syracuse Way                             ___                           ___
        Greenwood Village, CO  80111

        Richard B. Ray
        6160 South Syracuse Way                             ___                           ___
        Greenwood Village, CO  80111

        All Trustees as a Group
        (three persons)                                     ___                           ___

_______________________
*    An asterisk indicates ownership of less than 1%.
(1) For purposes of this table, a person is deemed to be the beneficial owner of Shares if that person has the right to acquire such Shares within 60 days of the Record Date by the exercise of any option or any other right to convert or exchange outstanding securities.
(2) On its Schedule 13D/A filed with the Securities and Exchange Commission on December 24, 1998, Chateau reported sole voting power and sole dispositive power with respect to 19,339 Common Shares and 984 Preferred Shares beneficially owned by it. Chateau directly owns 19,139 Shares and, as the sole shareholder of the Advisor, indirectly owns 200 Common Shares and 984 Preferred Shares.

                                 OTHER MATTERS

     The Board of Trustees knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that Proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the Proxies.

                                 MISCELLANEOUS

     The cost of soliciting Proxies will be borne by the Trust. This solicitation is being made by mail, but may also be made by Trustees and regular employees of the Advisor, as the case may be, by telephone, telegraph, facsimile transmission, electronic transmission, mail or personal interview. No additional compensation will be given to such Trustees or employees of the Advisor for such solicitation. The Trust will request brokers and nominees who hold Shares in their names to furnish proxy material to beneficial owners of such Shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                            SHAREHOLDERS' PROPOSALS

     Any Shareholder who intends to submit a proposal at the 2001 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the Trust's proxy statement and proxy card must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, deliver the proposal to the Trust no later than December 31, 2000. Such proposals should be sent to N'Tandem Trust, Investor Relations, 6160 South Syracuse Way, Greenwood Village, Colorado 80111.

     Any Shareholder who intends to submit a proposal at the 2001 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement for such Annual Meeting must notify the Trust of such proposal not later than the close of business on April 16, 2001 and not earlier than the close of business on March 17, 2001 or, in the event that the date of the 2001 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the date of this Annual Meeting, then pursuant to the Trust's By-laws.

     A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-KSB (FILED WITH THE SECURITIES AND EXCHANGE COMMISSION), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE TRUST, IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO N'TANDEM TRUST, INVESTOR RELATIONS, 6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO 80111.

                              By Order of the Board of Trustees,

                              /s/ Gary P. McDaniel

                              Gary P. McDaniel
                              Chairman of the Board of Trustees


Greenwood Village, Colorado
April 30, 2000

                                                                           PROXY

                                 N'TANDEM TRUST

                 PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
          The undersigned shareholder of N'Tandem Trust, a California business trust (the "Trust"), acting under the laws of the State of California, hereby constitutes and appoints Gary P. McDaniel, Kenneth G. Pinder, and Richard B. Ray, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the 2000 Annual Meeting of Shareholders of the Trust to be held on June 15, 2000 at 10:00 a.m., Denver time, at 6160 South Syracuse Way, Greenwood Village, Colorado 80111, or at any postponements or adjournments thereof, and in connection therewith to vote all of the shares of the Trust which the undersigned would be entitled to vote, as follows on the reverse side of this proxy.

          Said attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. Said proxies, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the meeting, all matters presented at the meeting but which are not known to the Board of Trustees at the time of the solicitation of this proxy and, with respect to the election of any person as a Trustee, if a bona fide nominee for the office is named in the Proxy Statement and such nominee is unable to serve or will not serve, to vote for any other person.

                (Continued, and to be signed on the other side)


THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF N'TANDEM TRUSTFinancial     Please mark your vote as indicated
 Printing GroupFinancial Printing GroupTHIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD               in the example  [X]
 OF TRUSTEES OF N'TANDEM TRUST
1.  ELECTION OF         FOR ALL NOMINEES      WITHHOLD      Nominees: Gary P. McDaniel,        2.  PROPOSAL TO RATIFY APPOINTMENT
    TRUSTEES                 LISTED         AUTHORITY FOR   Kenneth G. Pinder, and Richard     OF PRICEWATERHOUSECOOPERS LLP AS
                           (except as       ALL NOMINEES    B. Ray (INSTRUCTION:  TO           INDEPENDENT AUDITORS OF THE TRUST
                        specified to the                    WITHHOLD AUTHORITY TO VOTE FOR     FOR 2000
                             right)                         ANY INDIVIDUAL NOMINEE WRITE THE
                                                            NAME(S) OF SUCH NOMINEE(S)
                                                            BELOW):
                                                                                               FOR  AGAINST  ABSTAIN
                                                            ________________________________   [ ]     [ ]      [ ]
                                                            ________________________________
                                                            ________________________________

Each of the above-named proxies present at said meeting, either in person or by substitute shall have and exercise all the power of said proxies hereunder. This proxy shall be voted in accordance with the choices specified by the undersigned on this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF TRUSTEES NAMED ABOVE AND AS A GRANT OF AUTHORITY TO VOTE FOR THE OTHER PROPOSAL STATED ABOVE AND ON ANY OTHER MATTER TO BE VOTED UPON.
The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement relating to the 2000 Annual Meeting of Shareholders. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.


Signature(s)______________________________________ Date:________________________

IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same manner as it appears on your share certificate. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN SEPARATELY.